UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                 Date of Earliest Event Reported: July 18, 2005

                               GELSTAT CORPORATION
             (Exact name of registrant as specified in its charter)

          Minnesota                     0-21394                  41-1713474
(State of other jurisdiction     (Commission File No.)         (IRS Employer
      of incorporation)                                   Identification Number)

            1650 West 82nd Street, Suite 1200, Bloomington, MN 55431
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (952) 881-4105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

      One of the Company's directors, Leo Furcht, M.D. has resigned from the Company's Board of Directors effective July 18, 2005. Dr. Furcht has been named to take over interim leadership of a biopharma/drug delivery company, resulting in a possible conflict of interest with the activities of the Company. In addition, he has been named president-elect of FASEB (The Federation of American Societies for Experimental Biology), the largest biomedical research advocacy group in the country with over 70,000 members. These new responsibilities led to Dr. Furcht's decision to resign from the Company's board. There have been no disagreements between Dr. Furcht and management of the Company or other members of the Board of Directors.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 21, 2005                           GELSTAT CORPORATION

                                                By /s/ Stephen C. Roberts, M.D.
                                                   -----------------------------
                                                   Stephen C. Roberts, M.D.
                                                   Chief Executive Officer

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